Important Notice Regarding Change in Investment Policy

PROSHARES TRUST

ProShares Inflation Expectations ETF

Supplement dated May 5, 2016

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information

dated October 1, 2015, each as supplemented or amended

The name of ProShares 30 Year TIPS/TSY Spread has been changed. All references to the ProShares 30 Year TIPS/TSY Spread are removed and replaced with references to the Fund’s new name, “ProShares Inflation Expectations ETF”.

ProShares Inflation Expectations ETF’s investment objective is as follows: The Fund seeks investment results, before fees and expenses, that track the performance of the Citi 30-Year TIPS (Treasury Rate-Hedged) Index.

All references to the Credit Suisse 30-Year Inflation Breakeven Index are removed and replaced with references to the Citi 30-Year TIPS (Treasury Rate-Hedged) Index.

The description of the Fund’s Principal Investment Strategies and the description of the Credit Suisse 30-Year Inflation Breakeven Index are replaced with the following:

PRINCIPAL INVESTMENT STRATEGIES

The Fund, under normal circumstances, seeks to remain fully exposed to the Citi 30-Year TIPS (Treasury Rate-Hedged) Index (the “Index”) and will invest at least 80% of its total assets in securities of the Index. In addition, the Fund will invest in derivatives and other fixed income securities that ProShare Advisors believes, in combination, should track the performance of the Index. The Index tracks the performance of (i) long positions in the most recently issued 30-year Treasury Inflation-Protected Securities (“TIPS”) and (ii) duration-adjusted short positions in U.S. Treasury bonds of, in aggregate, approximate equivalent duration dollars to the TIPS. The Index seeks to achieve an overall duration dollar amount of zero. The Index is not designed to measure the realized rate of inflation, nor does it seek to replicate the returns of any index or measure of actual consumer price levels.

The following replaces the corresponding information in the Summary Prospectus and Statutory Prospectus:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy or hold shares of the Fund.

Annual Fund Operating Expenses
Investment Advisory Fees	0.55%
Other Expenses	3.41%

Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements	3.96%
Fee Waiver/Reimbursement*	-3.21%

Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.75%

*	ProShare Advisors LLC (“ProShare Advisors”) has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse Other Expenses to the extent Total Annual Fund Operating Expenses Before Fee Waivers and Expense Reimbursements, as a percentage of average daily net assets, exceed 0.75% through September 30, 2017. After such date, the expense limitation may be terminated or revised by ProShare Advisors. Amounts waived or reimbursed in a particular contractual period may be recouped by ProShare Advisors within five years of the end of that contractual period to the extent that recoupment will not cause the Fund’s expenses to exceed any expense limitation in place at that time.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the fee waiver/expense reimbursement is assumed only to pertain to the first year. Although your actual costs may be higher or lower, based on these assumptions your approximate costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$911	$1,763	$3,971

INVESTMENT RESULTS

The bar chart below shows how the Fund’s investment results have varied from year to year, and the table shows how the Fund’s average annual total returns for various periods compare with a broad measure of market performance. This information provides some indication of the risks of investing in the Fund. Past results (before and after taxes) are not predictive of future results. Updated information on the Fund’s results can be obtained by visiting ProShares.com.

Annual Returns as of December 31 each year*

Best Quarter (ended): 4.30%

Worst Quarter (ended): -10.44%

*	As of 3/31/2016, the year to date return for ProShares Inflation Expectations ETF is -1.40%

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2015	One Year	Since Inception	Inception Date
Before Taxes	-7.98%	-7.02%	1/10/2012
After Taxes on Distributions	-8.70%	-7.55%	—
After Taxes on Distributions and Sale of Shares	-4.52%	-5.38%	—
Credit Suisse 30-Year Inflation Breakeven Index *#	6.95%	-6.04%	—
Citi 30-Year TIPS (Treasury Rate-Hedged) #+	3.82%	-3.09%	—

*	On April 18, 2016, the Fund’s underlying index changed from the Credit Suisse 30-Year Inflation Breakeven Index to the Citi 30-Year TIPS (Treasury Rate-Hedged) Index. This change was made in order to match the Fund’s underlying index to its Investment Objective.
#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the Index. Since inception returns are calculated from the date the Fund commenced operations, not the date of inception of the Index.
+	Hypothetical data results are based on criteria applied retroactively with the benefit of hindsight and knowledge of factors that may have positively affected its performance. Hypothetical data may not account for all financial and economic risk that may affect the actual performance of the Index. The hypothetical data does not represent results of actual decision-making during the period, does not include fees or expenses, and is not intended to indicate past performance or future performance of the Index.

The following replaces the information under the caption “Information About the Index Licensors – Citigroup Index LLC” in the Statutory Prospectus, and it is also added to the “Index Provider Disclaimers” section of the Statement of Additional Information:

Citigroup Index LLC (“Citigroup Index”) is not affiliated with ProShare Advisors, the Trust or ProShares High Yield—Interest Rate Hedged, ProShares Investment Grade—Interest Rate Hedged, or ProShares Inflation Expectations ETF (together, the “Funds”). The Funds are not sponsored, endorsed, sold or promoted by Citigroup Index or any of its affiliates. Citigroup Index makes no representation or warranty, express or implied, to the owners or prospective owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly, or the ability of the Funds to track the price and yield performance of the Citi High Yield (Treasury Rate-Hedged) Index, the Citi Corporate Investment Grade (Treasury Rate Hedged) Index, and the Citi 30-Year TIPS (Treasury Rate-Hedged) Index (together, the “Indexes”) or the ability of the Indexes to track general bond market performance. Citigroup Index’s only relationship to ProShares Trust (“Licensee”) is the licensing of certain information, data, trademarks and trade names of Citigroup or its affiliates. The Indexes are determined, composed and calculated by Citigroup Index without regard to Licensee or the Funds. Citigroup Index has no obligation to take the needs of Licensee or the owners or prospective owners of the Funds into consideration in determining, composing or calculating the Indexes. Citigroup Index is not responsible for and has not participated in the determination of the prices and amount of the shares to be issued by the Funds or the timing of the issuance or sale of the shares to be issued by the Funds or in the determination or calculation of the equation by which the shares to be issued by the Funds are to be converted into cash. Citigroup Index has no obligation or liability in connection with the administration, marketing or trading of the Funds.

CITIGROUP INDEX DOES NOT GUARANTEE THE ACCURACY OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN, OR FOR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO, AND CITIGROUP INDEX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR

DELAYS THEREIN. CITIGROUP INDEX MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OR PROSPECTIVE OWNERS OF SHARES OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. CITIGROUP INDEX MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL CITIGROUP INDEX HAVE ANY LIABILITY FOR ANY DIRECT, SPECIAL, PUNITIVE, INDIRECT, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Please retain this Supplement for future reference.